Premise Capital Diversified Tactical ETF
Schedule of Investments
June 30, 2021 (Unaudited)
Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS - 99.3%
	Emerging Market Equity - 6.0%
35,946	iShares Core MSCI Emerging Markets ETF	$2,408,023
	High Yield Bonds - 2.9%
28,958	Xtrackers USD High Yield Corporate Bond ETF	1,167,297
	Inflation Protected Bonds - 1.9%
6,080	iShares TIPS Bond ETF	778,301
	International Equity - 23.4%
115,423	iShares Core MSCI EAFE ETF	8,640,566
20,229	SPDR S&P International Small Cap ETF	782,053
		9,422,619
	U.S. Equity - 51.2%
16,954	Communication Services Select Sector SPDR Fund	1,372,765
8,840	Consumer Discretionary Select Sector SPDR Fund	1,578,382
10,724	Consumer Staples Select Sector SPDR Fund	750,358
4,857	Energy Select Sector SPDR Fund	261,647
35,675	Financial Select Sector SPDR Fund	1,308,916
12,558	Health Care Select Sector SPDR Fund	1,581,680
9,979	Industrial Select Sector SPDR Fund	1,021,850
10,600	iShares Core S&P Small-Cap ETF	1,197,588
3,081	Materials Select Sector SPDR Fund	253,597
6,125	Real Estate Select Sector SPDR Fund	271,521
15,723	SPDR S&P 500 ETF Trust	6,730,387
1,620	SPDR S&P MidCap 400 ETF Trust	795,436
22,161	Technology Select Sector SPDR Fund	3,272,293
3,854	Utilities Select Sector SPDR Fund	243,689
		20,640,109
	U.S. Fixed Income - 2.7%
9,655	iShares Core U.S. Aggregate Bond ETF	1,113,511

	U.S. Treasury Bonds - 11.2%
52,306	iShares 1-3 Year Treasury Bond ETF	4,506,685
	TOTAL EXCHANGE-TRADED FUNDS (Cost $34,819,405)	40,036,545

	SHORT-TERM INVESTMENTS - 0.7%
281,369	First American Government Obligations Fund, Class X, 0.03% (a)	281,369
	TOTAL SHORT-TERM INVESTMENTS (Cost $281,369)	281,369
	TOTAL INVESTMENTS - 100.0% (Cost $35,100,774)	40,317,914
	Liabilities in Excess of Other Assets - (0.0)% (b)	(1,045)
	NET ASSETS - 100.0%	$40,316,869

Percentages are stated as a percent of net assets.
The Fund’s security classifications are defined by the Fund Adviser.
(a)	Rate shown is the annualized seven-day yield as of June 30, 2021.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at June 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves,  default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$40,036,545	$-	$-	$40,036,545
Short-Term Investments	281,369	-	-	281,369
Total Investments in Securities	$40,317,914	$-	$-	$40,317,914
^ See Schedule of Investments for further disaggregation of investment categories.

For the period ended June 30, 2021, the Fund did not recognize any transfers to or from Level 3.